SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)             July 10, 2002
                                                        ------------------------



                            SONOMAWEST HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



        California                      01912                    94-1069729
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)



       2064 HIGHWAY 116 NORTH, SEBASTOPOL, CALIFORNIA                 95472
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          (Address of Principal Executive Offices)                  (Zip Code)


                                 (707) 824-2001
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On July 10, 2002, SonomaWest Holdings, Inc. (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent public accountants and engaged Grant Thornton LLP ("GT") to serve as its new independent public accountants for the fiscal year ended June 30, 2002, effective immediately. The decision to dismiss Arthur Andersen and to retain GT was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended June 30, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended June 30, 2001 and 2000 and through the date hereof, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its reports on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. In accordance with Item 304T of Regulation S-K, no letter from Arthur Andersen acknowledging agreement with the foregoing disclosures is being filed with this Report.

     During the fiscal years ended June 30, 2001 and 2000 and through the date hereof, the Company did not consult with GT with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  EXHIBITS.

Exhibit 99.1 Press Release dated July 10, 2002, entitled "SonomaWest Holdings Engages Grant Thornton LLP as Independent Auditors."



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.



                                      SONOMAWEST HOLDINGS, INC.


Date:  July 10, 2002                  By:  /s/  Roger S. Mertz
                                        ----------------------------------------
                                         Roger S. Mertz
                                         Chairman of the Board



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                                  EXHIBIT INDEX


    Exhibit No.      Description                                       Page No.
    -----------      -----------                                       --------

      99.1           Press Release dated July 10, 2002, entitled        99.1-1
                     "SonomaWest Holdings Engages Grant Thornton LLP as Independent Auditors."